                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  SCHEDULE 14A
                                 (RULE 14a-101)


                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                                MigraTEC, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

May 17, 2000



Dear Fellow Stockholder:


     This year's Annual Meeting of Stockholders of MigraTEC, Inc. (the "Meeting") will be held on Friday, June 23, 2000, at the Dallas Omni Hotel Park West located at 1590 LBJ Freeway, Dallas, Texas 75234, commencing at 9:00 a.m. local time. You are cordially invited to attend. At the Meeting you will be asked to:


1.   elect five (5) directors;


2.   approve the reincorporation of MigraTEC, Inc. in Delaware;

3.   approve the creation of blank check preferred stock;

4.   approve the MigraTEC, Inc. Long-Term Incentive Plan; and

5.   transact such other business as may properly come before the Meeting.


     To be certain that your shares are voted at the Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed proxy card as soon as possible. Your vote is important.

     At the Meeting, management will review MigraTEC's activities during the past year and its plans and prospects for the future. An opportunity will be provided for questions by stockholders. I hope you will be able to join us.


                                         Sincerely,



                                         W. Curtis Overstreet
                                         Chief Executive Officer and President

                                 MIGRATEC, INC.

                           11494 LUNA ROAD, SUITE 100
                               DALLAS, TEXAS 75234


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD JUNE 23, 2000


To the Stockholders of
MIGRATEC, INC.


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of MigraTEC, Inc. (the "Company" or "MigraTEC") will be held on Friday, June 23, 2000, at the Dallas Omni Hotel Park West located at 1590 LBJ Freeway, Dallas, Texas 75234, commencing at 9:00 a.m. local time, for the following purposes:


           (i) To elect five (5) directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify;


          (ii)    To approve the reincorporation of the Company in Delaware;

         (iii)    To approve the creation of blank check preferred stock;

          (iv)    To approve the MigraTEC, Inc. Long-Term Incentive Plan; and

           (v) To transact such other business as may properly come before the Meeting or any adjournment thereof.


         A copy of the Proxy Statement relating to the Meeting, in which the foregoing matters are described in more detail, and the Annual Report outlining MigraTEC's operations for the year ended December 31, 1999, accompanies this Notice of Annual Meeting of Stockholders.

         Only stockholders of record at the close of business on April 25, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for a period of at least ten days prior to the Meeting at the offices of the Company located at 11494 Luna Road, Suite 100, Dallas, Texas 75234.

         Your vote is important. Whether or not you expect to be present at the Meeting, please complete, sign, date and return promptly the enclosed proxy in the enclosed pre-addressed, postage-paid return envelope.

                                       By Order of the Board,



                                       T. Ulrich Brechbuhl
                                       Secretary

May 17, 2000

                                 MIGRATEC, INC.

                           11494 LUNA ROAD, SUITE 100
                               DALLAS, TEXAS 75234


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 23, 2000


         This Proxy Statement is being furnished to the stockholders of MigraTEC, Inc. (the "Company," "MigraTEC," "us" or "we") in connection with the solicitation by the Board of Directors of MigraTEC (the "Board") of proxies to be used at the 2000 Annual Meeting of Stockholders (the "Meeting") to be held at the Dallas Omni Hotel Park West located at 1590 LBJ Freeway, Dallas, Texas 75234, on Friday, June 23, 2000, commencing at 9:00 a.m. This Proxy Statement and the accompanying Annual Report, form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of MigraTEC on or about May 18, 2000.


                             SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by MigraTEC. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, MigraTEC also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

                               PURPOSE OF MEETING


         At the Meeting, action will be taken to (i) elect five (5) directors to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualify; (ii) approve the reincorporation of MigraTEC in Delaware; (iii) approve the creation of blank check preferred stock; and (iv) approve the MigraTEC, Inc. Long-Term Incentive Plan (the "Plan").


         Stockholders are urged to sign the accompanying form of proxy and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining MigraTEC's operations for the year ended December 31, 1999, return it in the envelope provided for that purpose. Valid proxies will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement. The proposals to approve the reincorporation of MigraTEC in Delaware and to approve the Plan each require the affirmative vote of at least a majority of the votes cast. We do not know of any other matters that are to come before the Meeting. If any other matters are properly presented at the Meeting, however, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

                               REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of MigraTEC of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of MigraTEC a later-dated proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on April 25, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 79,565,886 shares of our common stock, no par value per share, issued and outstanding and entitled to vote. Each stockholder of record on the Record Date is entitled to one vote for each share of common stock held. A majority of the outstanding shares of common stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.


         Each share of common stock may be voted to elect up to five (5) individuals (the number of directors to be elected) as directors of MigraTEC. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement. The proposals to approve the reincorporation of MigraTEC in Delaware and to create blank check preferred stock each require the affirmative vote of at least a majority of the votes entitled to be cast. The proposal to approve the Plan requires a greater number of votes cast favoring the Plan than votes cast opposing the Plan.

         Votes cast by proxy or in person will be counted by two persons appointed by MigraTEC to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors and the proposal to approve the Plan, but will have the effect of votes against the proposals to reincorporate in Delaware and to create blank check preferred stock.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Broker non-votes will have no effect on the outcome of the election of directors and the proposal to approve the Plan, but will have the effect of votes against the proposals to reincorporate in Delaware and to create blank check preferred stock.

                              ELECTION OF DIRECTORS

         The current Board consists of five (5) members. At the Meeting, five
(5) directors are to be elected and will hold office until the next annual meeting of stockholders and until their successors have been elected and qualify. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board), proxies will be voted for such substitute as shall be designated by the Board. The following table sets forth for each current director and nominee for election as a director of MigraTEC, his age, principal occupation, position with MigraTEC, if any, and certain other information.



NAME                       AGE                  PRINCIPAL OCCUPATION                   DIRECTOR SINCE
----                       ---                  --------------------                   --------------
Richard A. Gray, Jr.       52      Since 1985, Mr. Gray has been President and owner    April 1998
                                   of Gray & Company Realtors, Inc., a commercial
                                   real estate brokerage and developer in U.S. and
                                   Asian markets based in Dallas, Texas.  From 1974
                                   to 1986, Mr. Gray was a partner of Hudson &
                                   Hudson, a commercial real estate company in
                                   Dallas, Texas.

Kevin C. Howe              51      Mr. Howe is currently the Chairman of the Board.     January 2000
                                   Since May 1991, Mr. Howe has been President of
                                   Sage U.S., Inc., a business software publisher.
                                   Since March 1999, Mr. Howe has also been the
                                   general partner and manager of Mercury Ventures,
                                   Ltd., a venture capital firm in Dallas, Texas.
                                   Mr. Howe is also a director of The Sage Group
                                   plc, a publicly traded accounting software
                                   publisher in the United Kingdom; Club Technology
                                   Corporation, a publisher of application software
                                   for country clubs based in Irving, Texas; Atomic
                                   Software, a payment processing portal in
                                   Alpharetta, Georgia; NetCertification, a web
                                   training portal in Dallas, Texas and Freshloc
                                   Technologies, a wireless sensoring company in
                                   Plano, Texas.

Drew R. Johnson            31      Since July 1997, Mr. Johnson has been a principal    January 2000
                                   of Cardinal Investment Company, a venture capital
                                   firm in Dallas, Texas.  Prior to joining Cardinal
                                   Investment Company, Mr. Johnson was employed by
                                   McKinsey & Company, a consulting firm. Mr.
                                   Johnson is also a director of Thayer Aerospace,
                                   L.L.C., a manufacturer of precision machined
                                   parts for the aircraft industry in Wichita,
                                   Kansas and Exline Pan Pacific, a retail and
                                   rental home furnishings business in Asia,
                                   headquartered in Dallas, Texas.


W. Curtis Overstreet       54      Mr. Overstreet has been President and Chief          April 1997
                                   Executive Officer of MigraTEC since April 1997.
                                   From October 1994 to March 1997, Mr. Overstreet
                                   was Regional Vice President for Software AG,
                                   Americas, based in Dallas, Texas.

Deane C. Watson, Jr.       53      Since 1996, Mr. Watson has been President of         April 1998
                                   Chelsea Homes, Inc., a residential home builder
                                   in Texas, and Manager of Hills of Seven Falls,
                                   L.L.C., a land developer in Texas.  Since 1992,
                                   Mr. Watson has been President and Managing
                                   Director of Omega Energy Corporation, an oil and
                                   gas production company.  Mr. Watson is also a
                                   practicing attorney, focusing on oil and gas and
                                   real estate law.

MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended December 31, 1999, the Board held four meetings. Each person serving as a director attended at least 75% of all meetings held by the Board (during the period in which he served as a director) during the year ended December 31, 1999.

         During the year ended December 31, 1999, the Audit Committee of the Board consisted of Benjamin Swirsky, Richard A. Gray, Jr. and Deane C. Watson. The Audit Committee met two times during 1999. The Compensation Committee during the year ended December 31, 1999 consisted of Benjamin Swirsky, Deane C. Watson, Jr. and Marcus R. Rowan. The Compensation Committee met two times during 1999.

         In January 2000, Mr. Swirsky and Mr. Rowan resigned from the Board. Mr. Howe and Mr. Drew Johnson were appointed to fill the resulting vacancies on the Board. See "Certain Relationships and Related Transactions." The Board established a new Audit Committee and Compensation Committee in February 2000. The Compensation Committee also serves as the Nominating Committee.

         The Audit Committee currently consists of Drew R. Johnson and Richard
A. Gray, Jr. The functions of the Audit Committee are (i) to review significant audit and accounting policies and practices; (ii) to review the scope of audits and reports; and (iii) to review the performance of the overall accounting and financial controls of MigraTEC. The Audit Committee also recommends to the Board the independent auditors to perform the annual audit of our financial statements.

         The Compensation Committee currently consists of Kevin C. Howe and Deane C. Watson, Jr. The functions of the Compensation Committee are (i) to review and recommend to the Board the direct and indirect compensation and employee benefits of our executive officers; (ii) to review and our employee benefit plans; (iii) to review our policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession.

COMPENSATION OF DIRECTORS

         During the year ended December 31, 1999, no compensation was paid to directors for serving on our Board. During 2000, directors who are not officers or employees of MigraTEC will receive $10,000 annually, or $2,500 per fiscal quarter, while serving on our Board. Mr. Howe will receive $60,000 annually, or $15,000 per fiscal quarter, while serving as Chairman of the Board. Directors will also be reimbursed for any out-of-pocket expenses incurred in attending Board and committee meetings.

                               EXECUTIVE OFFICERS

         The executive officers of MigraTEC serve at the discretion of the Board and are chosen annually by the Board at its meeting coinciding with the annual meeting of stockholders. The following table sets forth the names and ages of our executive officers and all positions held with MigraTEC by each individual.

                     Name                               Age                            Title
                     ----                               ---                            -----
W. Curtis Overstreet..................................  54                Chief Executive Officer and President

T. Ulrich Brechbuhl...................................  36                Chief Financial Officer and Secretary

Rick J. Johnson.......................................  41                Chief Operating Officer

         For a description of the business experience of W. Curtis Overstreet, see "Election of Directors."

         T. Ulrich Brechbuhl has served as Chief Financial Officer of MigraTEC since March 1, 2000. From 1997 until joining MigraTEC, Mr. Brechbuhl was Chief Financial Officer and a founding partner of Thayer Aerospace, L.L.C., a Wichita, Kansas-based manufacturer of precision machined parts for the aircraft industry. Prior to joining Thayer, Mr. Brechbuhl worked as a consultant and manager with Bain & Company, Inc. in Dallas, Texas for four years.

         Rick J. Johnson has been serving as the Chief Operating Officer of MigraTEC since July 1997, and was also our Secretary from July 1997 through March 1998. From 1995 to March 1997, Mr. Johnson was with Software AG, Americas, based in Dallas, Texas, where he served as Director of Operations Support - Integrated Business Solutions, Director of Applications Solutions and Business Manager - West U.S. Area.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In January and February 1998, Mr. Deane Watson and Mr. Rick Gray loaned MigraTEC $104,000 and $100,000, respectively, pursuant to convertible notes with interest rates of 10% and 12%. Mr. Watson and Mr. Gray converted these notes into shares of our common stock at $0.20 per share in March 1998. Accrued interest on the notes was paid in April 1998. In connection with this transaction, Mr. Watson and Mr. Gray also received warrants to purchase 100,000 and 50,000 shares of our common stock, respectively, at prices of $0.01 to $0.20 per share. Mr. Gray exercised these warrants in March 1999 and Mr. Watson exercised these warrants in January 2000.

         In the first quarter of 1998, prior to his becoming Chief Financial Officer of MigraTEC in April 1998, Mr. Myers received 195,227 shares of our common stock as compensation for legal services provided to MigraTEC.

         In July 1998, Mr. Watson was issued a warrant to purchase 25,000 shares of our common stock at $0.20 per share as compensation for placement agent and consulting services related to private offerings by MigraTEC. Mr. Watson also received cash compensation of $1,350 and $248,162 in 1999 and 1998, respectively, and 195,227 shares of our common stock in 1998, for legal services provided to MigraTEC.

         During 1999, Deane Watson loaned MigraTEC $25,000 at an interest rate of 10% and received a warrant to purchase 50,000 shares of our common stock at $
0.01 per share. Mr. Watson exercised these warrants in February 1999 and the loan was repaid in February 2000.

         In August 1999, Rick Gray loaned MigraTEC $100,000 at an interest rate of 10%. Mr. Gray received a warrant to purchase 20,000 shares of our common stock at $0.01 per share for consulting services in connection with this loan, which he exercised in 1999. MigraTEC repaid the loan in September 1999.

         During 1999, Mark Myers received warrants to purchase 3,500 shares of our common stock at $.01 per share as compensation for consulting services. He exercised these warrants in January 2000. Mr. Myers also loaned $30,000 to MigraTEC in January 1999 at an interest rate of 16%. The loan was repaid in February 1999. In connection with the loan, Mr. Myers received a warrant to purchase 3,000 shares of our common stock at $0.01 per share, which he exercised in 1999.

         In August 1999, EAI Partners, Inc. ("EAI") and MigraTEC entered into an agreement in settlement and replacement of a prior stock option agreement entered into by EAI and the former Chief Executive Officer of MigraTEC in 1996. Pursuant to the August 1999 agreement, EAI was issued an option to purchase an aggregate of 5,903,614 shares of our common stock, exercisable as follows: EAI may acquire 1,903,614 shares at $0.075 per share and the remaining 4,000,000 shares at the greater of $0.20 or 50% of the average closing bid prices per share of our common stock for the five trading days immediately prior to exercise. MigraTEC has also agreed to file a registration statement to register the shares underlying this option no later than August 31, 2000. In the event we fail to file a registration statement by August 31, 2000, EAI will be entitled to receive an option to purchase an additional 600,000 shares of our common stock at the greater of $0.50 or 50% of the average closing bid prices per share for the five trading days prior to exercise, expiring September 1, 2001. As of December 31, 1999, EAI had acquired 1,333,333 shares through the exercise of this option.

         Mr. Kevin Howe, Chairman, and Mr. Drew Johnson joined the Board in January 2000 as representatives of Mercury Fund No. 1, Ltd. ("Mercury") and MT Partners, L.P. ("MT Partners"), respectively, in connection with the initial tranche of funding a $3,750,000 investment in MigraTEC completed April 28, 2000.

         As a result of this investment, Mercury and MT Partners each holds convertible promissory notes and warrants convertible into an aggregate of up to 17,038,800 and 18,961,200 shares of our common stock, respectively, which represents approximately 21.5% and 23.9%, respectively, of the total number of shares of our common stock outstanding as of April 6, 2000. See "Security Ownership of Certain Beneficial Owners and Management." The notes are convertible at any time, at the election of Mercury and MT Partners, on the basis of one share of common stock for each $0.125 in principal amount of the notes outstanding at the time of conversion. The notes do not accrue interest. The warrants are exercisable at $0.20 per share and expire in increments of 2,000,000 shares on January 25, 2005, March 31, 2005 and April 30, 2005.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid or accrued by MigraTEC for the three years ended December 31, 1999 on behalf of each of the executive officers of MigraTEC.

                           SUMMARY COMPENSATION TABLE

                                                                      Other Annual   Long Term        All Other
                                            Annual Compensation       Compensation  Compensation    Compensation
           Name and                         -------------------       ------------  ------------    ------------
      Principal Position            Year     Salary       Bonus                     Options (#)
      ------------------            ----     ------       -----                     -----------
W. Curtis Overstreet .........      1999   $ 140,000        -0-           -0-             -0-             -0-
   President and Chief              1998     132,917        -0-     $  27,404(1)    6,000,000(2)          -0-
   Executive Officer                1997      68,192    $48,000         3,483(1)          -0-       $  29,500(3)


Mark C. Myers ................      1999     111,700        -0-           -0-             -0-             -0-
   Chief Financial Officer and      1998      87,500        -0-           -0-         900,000(2)          949(5)
   Secretary(4)

Rick J. Johnson ..............      1999     117,000        -0-           -0-             -0-             -0-
   Chief Operating Officer          1998     121,833        -0-           -0-       1,500,000(2)          -0-
                                    1997      62,500     15,000           -0-             -0-             -0-

-----------------

         (1)      Commissions paid to Mr. Overstreet based on revenue.


         (2) These options were granted in 1998 and voluntarily reduced by each holder by 50% in September 1999. As a result of such reduction, Mr. Overstreet, Mr. Myers and Mr. Johnson had options to purchase 3,000,000 shares, 450,000 shares and 750,000 shares of our common stock, respectively, as of December 31, 1999.


         (3) Consulting fees paid to Mr. Overstreet prior to his becoming an executive officer of MigraTEC in April 1997.

         (4) Mr. Myers became Chief Financial Officer of MigraTEC in April 1998. He resigned from his positions as Chief Financial Officer and Secretary of MigraTEC effective as of January 31, 2000.

         (5) Mr. Myers was issued a warrant to purchase 3,500 shares of our common stock at $.01 per share as compensation for certain consulting services.

          No options to purchase MigraTEC common stock were issued to our executive officers during the year ended December 31, 1999. The following table sets forth information with respect to stock options held by our executive officers as of December 31, 1999. The closing bid price for our common stock on December 31, 1999 was $0.2812.

          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                          Number of Securities        Value of Unexercised
                                                                         Underlying Unexercised       In-the-Money Options
       Name and            Shares Acquired      Value Realized              Options at FY-End               at FY-End
  Principal Position         on Exercise              ($)               Exercisable/Unexercisable   Exercisable/Unexercisable
  ------------------       ---------------      --------------          -------------------------   -------------------------
W. Curtis Overstreet ......      -0-                 -0-                   3,000,000(1)/-0-              $243,600/-0-
   President and Chief
   Executive Officer

Mark C. Myers .............      -0-                 -0-                     450,000(1)/-0-              $ 36,540/-0-
    Chief Financial
    Officer and Secretary

Rick J. Johnson ...........      -0-                 -0-                     750,000(1)/-0-              $ 60,900/-0-
   Chief Operating
   Officer

(1) These options were granted in 1998 and voluntarily reduced by each holder by 50% in September 1999. The original option grants were for 6,000,000 shares, 900,000 shares and 1,500,000.

EMPLOYMENT AGREEMENTS

        We entered into an employment agreement with Mr. Curtis Overstreet, our President and Chief Executive Officer, dated April 10, 1997, which provides for an annual base salary (currently $140,000) and incentives for salary increases and bonuses to be determined by and subject to the discretion of our Board.

        We entered into an employment agreement with Mr. Rick Johnson, our Chief Operating Officer, dated July 1, 1997, which provides for an annual base salary (currently $117,000) and incentives for salary increases and bonuses to be determined by and subject to the discretion of our Board.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 6, 2000 certain information with respect to the beneficial ownership of MigraTEC's common stock by (i) each person who is known by MigraTEC to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of MigraTEC's directors and nominees for director, (iii) each of MigraTEC's executive officers and (iv) all directors and executive officers of MigraTEC as a group. Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned. As of April 6, 2000, 79,408,318 shares of our common stock were issued and outstanding.


                                                                   Number of Share
                                                                     Beneficially               Percent of
                                                                        Owned                     Total
                                                                        -----                     -----
Name and Address (1)
--------------------
W. Curtis Overstreet..........................................       2,375,000(2)                  2.9%
Mark C. Myers(3)..............................................         688,927(4)                   *
T. Ulrich Brechbuhl...........................................           2,500                      *
Rick J. Johnson...............................................         600,000(5)                   *
Richard A. Gray, Jr...........................................       2,400,000(6)                  2.9%
Kevin C. Howe.................................................      17,038,800(7)                 17.7%
Drew R. Johnson...............................................             -0-                     -0-
Deane C. Watson, Jr...........................................         850,227(8)                  1.1%
EAI Partners, Inc.............................................       5,903,614(9)                  7.1%
Thomas H. Cabe................................................       9,484,000(10)                11.9%
Mercury Fund No. 1, Ltd. .....................................      17,038,800(7)                 17.7%
MT Partners, L.P. ............................................      18,961,200(11)                19.3%
Directors and Executive Officers as a group...................      23,955,454                    23.2%


-----------------
*        Less than 1%.

(1)      The address for Messrs. Overstreet, Myers, Brechbuhl and Rick
         Johnson is 11494 Luna Road, Suite 100, Dallas, TX 75234, Texas. The address for Mr. Gray is 2611 Cedar Springs, Dallas, Texas 75201. The address for Mr. Howe and Mercury Fund No. 1, Ltd. is 17950 Preston Road, Dallas, Texas 75252. The address for Mr. Drew Johnson and MT Partners, L.P. is 500 Crescent Court, Suite 250, Dallas, Texas 75201. The address for Mr. Watson is 1800 Preston Park Blvd., Suite 115, Plano, Texas 75093. The address for EAI Partners, Inc. is 1900 Corporate Blvd., Suite 305W, Boca Raton, Florida 33431. The address for Thomas H. Cabe is 5114 Yolanda Lane, Dallas, Texas 75229.

(2) All of these shares are issuable to Mr. Overstreet upon the exercise of an outstanding stock option.

(3) Mr. Myers resigned from his positions as Chief Financial Officer and Secretary of MigraTEC effective January 31, 2000.

(4) Includes 32,000 shares issuable to Mr. Myers upon the exercise of a warrant.

(5) All of these shares are issuable to Mr. Rick Johnson upon the exercise of an outstanding stock option.

(6) Includes 250,000 shares issuable to Mr. Gray upon the exercise of a stock option and 80,000 shares held by the spouse of Mr. Gray.


(7) Includes 14,199,000 shares issuable to Mercury Fund No. 1, Ltd. upon the conversion of a note and 2,839,800 shares issuable to Mercury Fund No. 1, Ltd. upon the exercise of outstanding warrants to purchase common stock. Mr. Howe is the sole manager of the general partner of the general partner of Mercury Fund No. 1, Ltd., and, as such, may be deemed to beneficially own these shares based on his ability to exercise voting control over these shares through the general partner of Mercury Fund No. 1, Ltd. See "Certain Relationships and Related Transactions."


(8) Includes 250,000 shares issuable to Mr. Watson upon the exercise of a stock option and 200,000 shares held by the Watson Family Trust 1/16/96, of which Mr. Watson is the trustee and a beneficiary.

(9) Includes 4,570,281 shares issuable to EAI Partners, Inc. upon the exercise of a stock option.

(10) Includes 3,500,000 shares held by Phoenix Energy Companies, Inc. Mr. Cabe is the President of Phoenix Energy and exercises voting control over these shares.

(11) Includes 15,801,000 issuable to MT Partners, L.P. upon the conversion of a note and 3,160,200 shares issuable to MT Partners, L.P. upon the exercise of outstanding warrants to purchase common stock. See "Certain Relationships and Related Transactions."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that MigraTEC's directors, executive officers and persons who own more than 10% of our outstanding common stock file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and stockholders who own more than 10% of our outstanding common stock are required by the SEC to furnish MigraTEC with copies of all Section 16(a) reports they file.

         To MigraTEC's knowledge, based solely on the review of the copies of such reports furnished to MigraTEC and written representations that no other reports were required during the year ended December 31, 1999, the Company is unaware of any reports that were untimely filed except as follows:

         Curtis Overstreet, Mark Myers, Rick Johnson, Deane Watson and Richard Gray each filed a Form 3 in March 1999. MigraTEC has no record of a filing of any Form 3, Form 4 or Form 5 by Thomas Cabe.


         To MigraTEC's knowledge, during the year ended December 31, 1999, Rick Johnson and Richard Gray did not timely report on a Form 4 approximately one and two transactions, respectively. Curtis Overstreet, Mark Myers, Richard Gray and Deane Watson filed Form 5s for 1999 in April and May 2000.


                              INDEPENDENT AUDITORS

         The Board, upon recommendation of its Audit Committee, has appointed Ernst & Young LLP as MigraTEC's independent auditors for the year ending December 31, 2000. We do not expect a representative of Ernst & Young LLP to be present at the Meeting.

         On March 20, 2000, we dismissed King Griffin & Adamson P.C. as our independent accountants. The reports of King Griffin & Adamson P.C. on our financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for explanatory paragraphs with respect to a going concern uncertainty. Our Board participated in and approved the decision to change independent accountants. In connection with its audits for our two most recent fiscal years and through March 20, 2000, there have been no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of King Griffin & Adamson P.C. would have caused King Griffin & Adamson P.C. to make reference thereto in their reports on our financial statements for such years and/or interim periods. King Griffin & Adamson P.C. has furnished a letter addressed to the SEC stating that it agrees with the above statement. A copy of such letter, dated March 20, 2000, is included as Exhibit 16.1 to our report on Form 8-K filed with the SEC on March 20, 2000.

         We engaged Ernst & Young LLP as our new independent accountants as of March 20, 2000. During our two most recent fiscal years and through March 20, 2000, no consultations had occurred between MigraTEC and Ernst & Young LLP which concerned the subject matter of a disagreement with King Griffin & Adamson P.C. As of March 20, 2000, Ernst & Young LLP had not rendered any oral advice or written report to us on the application of accounting principals to a specific transaction or the type of audit opinion that might be rendered on our financial statements.

                        PROPOSALS FOR STOCKHOLDER ACTION


                            1. ELECTION OF DIRECTORS

         The nominees for election as directors are Richard A. Gray, Jr., Kevin
C. Howe, Drew R. Johnson, W. Curtis Overstreet and Deane C. Watson, Jr. Information concerning the nominees is set forth in the section captioned "Election of Directors."

              THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                   2. APPROVAL OF THE REINCORPORATION PROPOSAL


         On May 17, 2000, the Board adopted resolutions approving and recommending that the stockholders approve the Reincorporation Proposal changing MigraTEC's state of incorporation from the state of Florida to the state of

Delaware (the "Reincorporation"). The Reincorporation is to be accomplished by merging MigraTEC with and into its newly formed Delaware subsidiary, MigraTEC-Delaware, Inc., or such other similar name as may be available in Delaware ("Newco"), with Newco being the surviving corporation. Newco will change its name to MigraTEC, Inc. upon completion of the merger. The Reincorporation will (i) change MigraTEC's state of incorporation from Florida to Delaware, (ii) eliminate MigraTEC's 12% convertible redeemable preferred stock; (iii) create blank check preferred stock and (iv) assign a par value to all shares of capital stock.

         The Board of MigraTEC believes that the best interests of MigraTEC and our stockholders will be served by the Reincorporation. For many years the state of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by MigraTEC. Because Delaware is a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporations incorporated in Delaware. Consequently, Delaware corporate law is comparatively well known and understood. The Board believes that the more established body of case law interpreting Delaware law and establishing public policies relating to corporations incorporated in Delaware will provide greater certainty with respect to MigraTEC's corporate affairs.

         Despite the Board's belief that the Reincorporation is in the best interests of MigraTEC and our stockholders, you should be aware that Delaware corporate law has been publicly criticized on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available under the laws of some other states. For a comparison of stockholders' rights and the powers of management under Delaware law and Florida law, see "Comparison of Florida and Delaware Corporate Law and Corresponding Features of Corporate Articles/Certificate of Incorporation and Bylaws."

REINCORPORATION IMPLEMENTED THROUGH PLAN OF MERGER


         In order to effect the proposed Reincorporation, MigraTEC will be merged with and into Newco pursuant to the terms of the proposed Agreement and Plan of Merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A. Upon the completion of the merger, the owner of each outstanding share of common stock of MigraTEC will automatically own one share of the common stock, par value $.001 per share, of Newco (the "Newco common stock"), so that the holders of MigraTEC's common stock will own a corresponding number of shares of Newco common stock. None of MigraTEC's 12% convertible redeemable preferred stock is currently issued and outstanding and none of Newco's preferred stock will be issued and outstanding at the time of the Reincorporation. Each outstanding certificate representing a share or shares of MigraTEC's common stock will continue to represent the same number of shares in Newco. THUS, IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF MIGRATEC TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NEWCO. We anticipate that the common stock of MigraTEC will continue to be traded on the OTC Bulletin Board without interruption and that delivery of existing stock certificates of MigraTEC will constitute "good delivery" of shares of Newco in transactions subsequent to the merger.


         Under the Merger Agreement, the Newco certificate of incorporation will be the certificate of incorporation of the surviving corporation. The Newco certificate of incorporation will be substantially in the form attached hereto as Exhibit B and, other than elimination of the 12% convertible redeemable preferred stock, the creation of blank check preferred stock and the assignment of a par value to the shares of stock, will be substantially the same as MigraTEC's current articles of incorporation in all material respects (after changing references to the different states of incorporation and the corporate law thereof). See "Comparison of Florida and Delaware Corporate Law and Corresponding Features of Corporate Articles/Certificate of Incorporation and Bylaws."

         The Newco Bylaws will be the bylaws of the surviving corporation in the merger. The Board of Directors shall have the right to establish, amend, alter and repeal the bylaws, subject to the right of the stockholders to adopt, amend or repeal the bylaws. A copy of the bylaws of Newco will be available to any stockholder upon request to the Company.

ABANDONMENT OF REINCORPORATION

         Notwithstanding a favorable vote of our stockholders, MigraTEC reserves the right by action of the Board to abandon the Reincorporation prior to its effectiveness if it determines that such abandonment is in the best interests of MigraTEC. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation.

NO CHANGE WILL BE MADE IN THE BUSINESS OR PHYSICAL LOCATION OF MIGRATEC

         The Reincorporation will effect a change in the legal domicile of MigraTEC and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation will not result in any change in the business, management, location of the principal executive offices, assets, liabilities or net worth of MigraTEC. The management of MigraTEC, including all directors and officers, will remain the same after the Reincorporation and will assume identical positions with Newco.

COMPARISON OF FLORIDA AND DELAWARE CORPORATE LAW AND CORRESPONDING FEATURES OF CORPORATE ARTICLES/CERTIFICATE OF INCORPORATION AND BYLAWS

         The rights of MigraTEC's stockholders are currently governed by MigraTEC's articles of incorporation, MigraTEC's bylaws and Florida law. Upon the effectiveness of the merger, the rights of Newco's stockholders would be governed by the Newco certificate of incorporation, Newco bylaws and Delaware law. Although it is not practical to compare all of the differences between the laws of Delaware and Florida and our existing organizational documents and those of Newco, the following is a summary of differences that we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list or complete description of all differences. The identification of specific similarities and differences is not meant to indicate that other equally or more significant similarities and differences do not exist. Such similarities and differences can be examined in full by reference to Delaware law, Florida law and corporate organizational documents of MigraTEC and Newco.

         Dividends and Repurchases

         A Delaware corporation may pay dividends out of "surplus" or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year. Surplus is defined as the net assets of the corporation over the corporation's capital. Under Delaware law, a corporation may repurchase its shares only if the capital of the corporation is not impaired and the repurchase does not impair the corporation's capital.

         Under Florida law, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's articles of incorporation) as long as, after giving effect to the distribution, (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy any preferential rights of stockholders upon dissolution which are superior to the rights of those receiving the distribution. Pursuant to Florida law, a corporation's repurchase of its own capital stock is deemed to be a distribution.

         Special Meetings

         Under Florida and Delaware law, special meetings of the stockholders may be called by the Board or by such persons as may be authorized by the articles/certificate of incorporation or the bylaws. In addition, Florida law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. Our current bylaws and Newco's bylaws require only 10% of all votes entitled to be cast on any issue to call a special meeting.

         Quorum for Stockholder Meetings

         Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter. Our current bylaws provide that a quorum exists if a majority of the voting power entitled to vote is present in person or by proxy at a meeting.

         Florida law is similar to Delaware law, except that the quorum requirement may be specified in a corporation's articles of incorporation but not its bylaws. The organizational documents of Newco do not alter the stockholder quorum requirement.

         Stockholder Voting Requirements

         Under both Delaware and Florida law, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the certificate of incorporation or bylaws (in the case of a Delaware corporation) or the articles of incorporation (in the case of a Florida corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by Florida law or the corporation's articles of incorporation (but not its bylaws), if a quorum is present, a proposal is generally approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action. Under Delaware law, except in certain circumstances or otherwise provided by in a corporation's certificate of incorporation or bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Delaware law have the effect of a vote against most proposals.

         Under both Florida law and Delaware law, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under both Delaware and Florida law, abstentions have the same effect as votes against such a transaction.

         Proxies

         Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of eleven months unless otherwise provided in the proxy.

         Amendment to Articles/Certificate of Incorporation

         Both Florida and Delaware law generally provide that an amendment to the articles of incorporation (or certificate of incorporation under Delaware law) must be approved by the Board of Directors and by the corporation's stockholders. Delaware law provides that a vote to amend the corporation's certificate of incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under Delaware law, an abstention or a non-vote effectively counts as a vote against an amendment to the certificate of incorporation.

         Under Florida law, an amendment to a Florida corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless Florida law, the corporation's organizational documents or the corporation's Board of Directors requires a greater vote.

         Amendments to Bylaws

         Delaware law provides that the stockholders and, if provided in the certificate of incorporation, the Board of Directors, are entitled to amend the bylaws. Florida law provides that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders in the articles of incorporation or by specific action of the stockholders. Our current bylaws permit the Board to alter, amend, repeal or add to the bylaws, subject to the stockholders' right to amend, repeal or replace such bylaws or amendments thereto. Newco's bylaws will permit the Board of Directors to make, alter, amend and repeal the bylaws, subject to the stockholders' right to repeal such bylaws or amendments thereto.

         Board Vacancies

         Delaware law provides that, unless otherwise provided in a corporation's certificate of incorporation or bylaws, a vacancy or newly created directorship on the Board may be filled by a majority of the remaining directors, even though less than a quorum. Under Florida law, a vacancy on the Board may be filled by an affirmative vote of a majority of the remaining directors or by the stockholders, unless the articles of incorporation provide otherwise. Newco's certificate of incorporation and bylaws do not provide otherwise.

         Board Recommendations Regarding Merger

         Both Florida and Delaware law generally provide that the stockholders of a corporation must approve a merger. In order to obtain stockholder approval, the Board of a Florida corporation must "recommend" the plan of merger and, in Delaware, the Board must make a declaration of the merger's "advisability." Delaware law, however, permits the Board to change its recommendation without withdrawing the merger agreement from stockholder consideration. Further, Delaware law provides that the terms of the merger agreement may require that the merger agreement be submitted to the stockholders whether or not the Board subsequently determines that the agreement is no longer advisable. Under Florida law, the Board may condition its submission of the proposed merger on any basis.

         Merger with Subsidiary

         Under Delaware law, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Florida law permits such a merger with a subsidiary without stockholder approval if the parent owns 80% of each class of capital stock of the subsidiary.

         Consideration for Stock

         Under Delaware law, shares cannot be issued for less than par value. The par value must be paid in a combination of cash, property or past services. The balance may be paid by a secured promissory note or other binding obligation. Under Florida law, a corporation may issue its capital stock only in return for tangible or intangible property or benefit to the corporation. Shares may be issued for less than par value.

         Affiliated Transactions and Control Share Acquisitions

         Florida law has a statute governing "affiliated transactions," and Delaware law has a similar provision governing "business combinations." Florida law also has a statute governing "control share acquisitions." As permitted by both Florida and Delaware law, Newco's certificate of incorporation contains provisions electing to be exempt from these provisions. Our current articles of incorporation do not contain any provisions electing to be exempt from these provisions.

         Under Delaware law, a corporation may not engage in any "business combination" (as defined in the applicable statute) with an "interested stockholder" for three years after such stockholder becomes an interested stockholder. An interested stockholder is any person who is the beneficial owner of 15% or more of the outstanding voting stock of the corporation. These business combinations are substantially the same as the "affiliated transactions" described below with respect to Florida law. A corporation may enter into a business combination with an interested stockholder if (a) the Board approves either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder before the date on which the stockholder becomes an interested stockholder, (b) upon consummation of the transaction resulting in the stockholder reaching the 15% threshold, the stockholder owned 85% of the outstanding voting shares at the time the transaction commenced, excluding those shares held by directors who are also officers, or employee stock plans in which the participants do not have the right to determine confidentially whether shares subject to the plan will be tendered in a tender or exchange offer, or (c) at the time of, or subsequent to, becoming an interested stockholder, the business combination is approved by the Board and is authorized at a meeting by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. These restrictions do not apply if the corporation does not have a class of stock (a) listed on a national securities exchange, (b) authorized for quotation on the Nasdaq Stock Market, or (c) held of record by more than 2,000 stockholders unless any of the foregoing results from the actions of the interested stockholder.

         Florida law provides that an "affiliated transaction" with an "interested stockholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested stockholder. An interested stockholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested stockholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested stockholder,
(c) issuances by the corporation of substantial amounts of its securities to the interested stockholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested stockholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested stockholder, and (f) the receipt by the interested stockholder of certain loans or other financial assistance from the corporation. The two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested stockholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested stockholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 stockholders of record at any time during the preceding three years, or (e) certain fair price and procedural requirements are satisfied.

         The Florida control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the statute are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation's Board, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights.

         Delaware does not have any statutory provision comparable to Florida's control share acquisition statute.

         Other Constituencies

         Florida law provides that in discharging their fiduciary duties to the corporation, directors may consider the social, economic, legal or other effects of corporate action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate, in addition to the effect on stockholders. Delaware does not have a comparable statutory provision.

         Removal of Directors

         Delaware law provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority in voting power of the shares entitled to vote at an election of directors. In the event the corporation's Board is classified, stockholders may effect such removal only for cause, unless the corporation's charter provides otherwise.

         Florida law provides that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's articles of incorporation provide that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting. Newco's certificate of incorporation does not provide that a director may be removed only for cause.

         Committees of the Board

         Both Florida and Delaware law provide that the Board of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Delaware corporation may delegate to a committee of the Board, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the Board, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's organizational documents or the resolution of the Board creating the committee so permits, a committee of the Board may declare dividends and authorize the issuance of stock.


         Florida law places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the Board may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.


         Dissenters' Rights

         Under Delaware law, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by Florida law, as described below). Under Delaware law, there are no appraisal rights in connection with sales of substantially all the assets of a corporation, reclassifications of stock or other amendments to the charter that adversely affect a class of stock, unless specifically provided in the certificate of incorporation. Our current articles of incorporation do not provide for dissenters' rights in these circumstances. Dissenters' rights do not apply to a stockholder of a Delaware corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders. Notwithstanding the foregoing sentence, however, under Delaware law, a stockholder does have dissenters' rights if the stockholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is so listed or designated or held of record by more than 2,000 stockholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing.

         Under Florida law, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of (a) a merger or consolidation; (b) a sale or exchange of all of substantially all the assets of a corporation; (c) amendments to the articles of incorporation that adversely affect the rights or preferences of stockholders;
(d) consummation of a plan of share exchange if the stockholder is entitled to vote on the plan; and (e) the approval of a control share acquisition pursuant to Florida law. Such rights are not provided when (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasdaq Stock Market or held of record by more than 2,000 stockholders. Our shares of common stock are not designated as a national market security by the Nasdaq Stock Market.

         Derivative Actions

         Delaware law provides that:

         - a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

         - a complaint in a derivative proceeding must set out the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort; and

         - a derivative proceeding may be settled or discontinued only with court approval.

In addition, under Delaware law, a court may dismiss a derivative proceeding if:

         - the court finds that a committee of independent directors has determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

         - the court determines in its own business judgment that the action should be dismissed.

         Florida law provides for similar requirements, except that:

         - a complaint in a derivative proceeding must be verified and must allege that a demand was made to obtain action by the Board and that the demand was refused or ignored;

         - a court may dismiss a derivative proceeding if the court finds that independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

         - if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

         Liability of Directors

         Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, including conduct that could be characterized as negligence or gross negligence. However, Delaware law provides that the certificate of incorporation cannot eliminate or limit liability for
(a) breaches of the director's duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law,
(c) an unlawful distribution, or (d) the receipt of improper personal benefits. Delaware law further provides that no such provision will eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Newco's certificate of incorporation includes a provision eliminating director liability for monetary damages for breaches of fiduciary duty to the maximum extent permitted by Delaware law.

         Under Florida law, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director and such breach or failure constitutes (a) a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (b) a transaction from which the director derived an improper personal benefit, (c) a circumstance resulting in an unlawful distribution, (d) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or (e) in a proceeding by or in the right of one other than the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

         Indemnification

         Under both Florida and Delaware law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. Both Florida and Delaware law provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. Florida law also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the Board of Directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

         The bylaws of Newco provide that directors and officers and former directors and officers will be indemnified to the fullest extent permitted by Florida or Delaware law, as the case may be.

         Stockholder Inspection of Books and Records

         Delaware law permits any stockholder to, during normal business hours, inspect and copy the corporation's stock ledger, stockholders list and other books and records for any proper purpose upon written demand under oath stating the purpose of the demand.

         Under Florida law, a stockholder is entitled to inspect and copy the articles of incorporation bylaws, certain board and stockholder resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation and (a) the stockholder's demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. Florida law also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

         Treasury Stock

         A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Florida corporation may also reacquire its own issued and outstanding capital stock. Under Florida law, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock.

         Par Value of Shares

         Both Florida law and Delaware law allow the issuance of shares with or without par value. Delaware franchise taxes are calculated on the basis of the par value of a corporation's authorized stock; for purposes of this calculation, shares without par value are assigned a value of $100 per share. MigraTEC's articles of incorporation do not assign a par value to its shares. The Newco certificate of incorporation assigns a par value of $.001 per share to its shares, which will result in lower Delaware franchise taxes to MigraTEC than if the Newco Certificate of Incorporation provided for the issuance of no par value shares.

TAX CONSEQUENCES

         The proposed Reincorporation accomplished by the merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended.
Accordingly: (i) no gain or loss will be recognized for federal income tax purposes by our stockholders as a result; and (ii) the basis and holding period for the stock of Newco received by our stockholders in exchange for MigraTEC's stock will be the same as the basis and holding period of the stock of MigraTEC exchanged therefor. The Reincorporation will have no federal income tax effect on MigraTEC or on Newco. State, local and foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation under applicable state, local or foreign income tax laws.

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.


           3. APPROVAL OF THE CREATION OF BLANK CHECK PREFERRED STOCK

         In connection with the Reincorporation, our Board believes that it is in the best interests of MigraTEC and our stockholders to authorize in Newco's certificate of incorporation fifty million (50,000,000) shares of blank check preferred stock. MigraTEC's existing articles of incorporation authorize one million (1,000,000) shares of 12% convertible redeemable preferred stock, none of which is currently issued and outstanding, but does not authorize blank check preferred stock.

         Our Board believes that establishing blank check preferred stock is in the best interests of MigraTEC and our stockholders because such stock may assist MigraTEC in securing additional strategic funding and meeting MigraTEC's corporate needs. If the issuance of shares is deemed advisable in connection with raising additional capital, the authority granted to the Board to issue the shares may avoid the time and expense of a special stockholders' meeting to authorize the issuance of preferred stock.

         The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, and qualifications, limitations or restrictions are determined by a corporation's board of directors. If this proposal is approved by our stockholders, our Board will be authorized to create and issue up to 50,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, and no further authorization will be required from our stockholders.

Possible Adverse Effects of the Proposal

         We cannot state the actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock until the Board determines the specific rights of the holders of such preferred stock. However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock, without further action by the stockholders. Holders of our common stock will not have preemptive rights with respect to the preferred stock.

         The authorization or issuance of blank check preferred stock may be viewed as an "anti-takeover" device. In the event of a proposed merger, tender offer, or other attempt to gain control of MigraTEC that the Board does not believe to be in the best interests of MigraTEC or its stockholders, the Board could issue additional preferred stock which could make any such takeover attempt more difficult to complete. Blank check preferred stock may also be used in connection with the issuance of a stockholder rights plan, sometimes referred to as a "poison pill." The Board has not approved any plan to issue any preferred stock for this or any other purpose. The Board does not intend to issue any preferred stock except on terms that the Board deems to be in the best interest of MigraTEC and our stockholders.

                THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE
                    CREATION OF BLANK CHECK PREFERRED STOCK.

           4. APPROVAL OF THE MIGRATEC, INC. LONG-TERM INCENTIVE PLAN


         Effective January 31, 2000, the Board adopted the MigraTEC Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to secure for MigraTEC and our stockholders the benefits of the incentive inherent in the ownership of our common stock by our present and future employees.

         A copy of the Plan is included herein as Exhibit C. The following is a summary of certain provisions of the Plan and does not purport to be complete and is qualified in its entirety by reference to the detailed provisions thereof.

GENERAL DESCRIPTION OF THE PLAN

         Under the Plan, officers and directors, employees and contractors are eligible to receive awards in the form of stock options, restricted share awards and dividend equivalent rights. A total of 7,000,000 shares of common stock are currently available for issuance under the Plan. MigraTEC plans to register these shares on a Form S-8 filed with the SEC as soon as practical after approval of the Plan by the stockholders.

VOTE REQUIRED

         The affirmative vote of a majority of the votes cast is required to approve the proposal to adopt the Plan.

ADMINISTRATION

         The Plan will be administered by the Compensation Committee of our Board, or such other similar committee of the Board as designated by our Board. The members of the Committee must be "non-employee directors" as defined in Rule 16b-3 under the Exchange Act and "outside directors" as required under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Committee has full and exclusive power to interpret the Plan and to adopt any rules and regulations relating to the Plan as it may deem necessary or advisable. The Committee is permitted, in its discretion, to change and/or rescind the terms of any award granted under the Plan as long as such change or rescission does not adversely affect the rights of the award recipient as stated in the applicable award agreement.

         The Committee is also authorized to establish rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee require a majority vote of its members.

         The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

AMENDMENT

         The Plan may be amended or terminated by the Compensation Committee, or in the absence of a Compensation Committee, the Board, at any time. However, an amendment that would impair the rights of a recipient of any outstanding award will not be valid with respect to such award without the recipient's consent. In addition, the stockholders of MigraTEC must approve any amendment to the extent required for compliance with Rule 16b-3, Section 423 of the Code, or any other applicable law or regulation.

TAX EFFECTS OF PARTICIPATION IN THE PLAN

         The following briefly summarizes the federal income tax consequences arising from participation in the Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Plan may vary depending upon each person's particular situation and, therefore, may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, or the effects, if any, of any local, federal gift, estate, or inheritance taxes, or the consequences thereunder, that may result from the acquisition, holding, or disposition of shares of our common stock issued under the terms of the Plan. We have the right to deduct applicable taxes from any employee award, director option or independent contractor option and withhold, at the time of delivery or vesting of cash shares of our common stock under the Plan, an appropriate amount of cash or number of shares of our common stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in our opinion to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to us of shares of our common stock owned by the holder of the employee award, director option or independent contractor option with respect to which withholding is required. If shares of our common stock are used to satisfy tax withholding, those shares shall be valued based on the fair market value when the tax withholding is required to be made.

PARTICIPANTS SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT

         The Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act relating to rules for our directors, executive officers and 10% stockholders. Therefore, because the acquisition of shares of our common stock will not be deemed to be a "purchase" for purposes of
Section 16(b) of the Exchange Act, a sale of shares of our common stock by a Plan participant within six months after the date of exercise of an option, or the date restrictions on a restricted stock award lapse, should not necessarily subject the Plan participant to liability under Section 16(b) of the Exchange Act. However, because the sale of shares of our common stock can still be "matched" with other purchases, if a Plan participant has purchased shares of our common stock or a right to acquire shares of our common stock which is considered a "purchase" for purposes of Section 16(b) within six months before the date of exercise of an option, or the date restrictions on a restricted stock award lapse, the Plan participant may have short-swing liability under
Section 16(b) if he or she were to sell shares of our common stock within six months after the date of the interim purchase. The IRS has not yet formally taken a position about the tax consequences of this fact situation. However, because an interim purchase would trigger liability upon the sale of shares of our common stock within six months after the interim purchase, the shares of our common stock may be treated as subject to a "substantial risk of forfeiture" under Section 83(c) of the Internal Revenue Code and not transferable and, therefore, substantially non-vested. The following discussion assumes either that no interim purchases were made or that interim purchases do not cause shares of our common stock to be substantially non vested for Plan participants subject to Rule 16b-3. Plan participants subject to Rule 16b-3 should consult with a tax advisor.

NONQUALIFIED STOCK OPTIONS

          A Plan participant will not recognize taxable income upon the grant of a nonqualified stock option. The federal income tax consequences to a Plan participant of exercising a nonqualified stock option will vary depending on whether the shares of our common stock received upon the exercise of such option are either "substantially vested" or "substantially non-vested" within the meaning of Section 83 of the Internal Revenue Code. Generally, such shares will be "substantially non-vested" if they are both non-transferable and subject to a substantial risk of forfeiture, and will be "substantially vested" if they are either transferable or not subject to a substantial risk of forfeiture. A Plan participant generally should not recognize compensation income upon exercising a nonqualified stock option for shares that are "substantially non-vested" until such shares become "substantially vested." A Plan participant who wishes to recognize compensation income at the time of the exercise of such an option, rather than when the shares become "substantially vested," must file an election under Section 83(b) of the Internal Revenue Code.

         A Section 83(b) election is made by filing a written notice with the IRS office with which the Plan participant files his or her federal income tax return. The notice must be filed within 30 days of the Plan participant's receipt of the shares of our common stock related to the applicable award and must meet certain technical requirements.

         Upon the exercise of a nonqualified stock option, a Plan participant will most likely receive stock that is substantially vested. Therefore, the Plan participant will recognize ordinary income upon the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the shares of our common stock received on the date of exercise over the exercise price.

         Company Deduction

         We will be entitled to a corresponding deduction equal to the amount recognized as income by a Plan participant at the time such amount is recognized by the Plan participant, provided that the Plan participant's compensation is reasonable in amount, and otherwise within statutory limitations.

         Basis

         The Plan participant's basis in the shares of our common stock acquired upon the exercise of a nonqualified stock option will be the exercise price plus the amount of ordinary income recognized by the Plan participant with respect to those shares of common stock, assuming the exercise price is paid solely in cash. The tax basis in the shares of our common stock for which the exercise price is paid in stock, if permitted by the Committee pursuant to the Plan, is discussed below under the caption "Tax Implications Related to the Exercise of Stock Options with MigraTEC Common stock."

         Subsequent Sale or Disposition of Common Stock

         Upon the sale or other disposition of the shares of our common stock acquired upon the exercise of a nonqualified stock option, a Plan participant will recognize taxable income, or a deductible loss, equal to the difference between the amount realized on the sale or disposition and the Plan participant's basis in the shares of our common stock. The Plan participant's gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares constitute a capital asset in the hands of the Plan participant. The type of capital gain or loss will depend upon the holding period of the shares of our common stock. If the shares of our common stock are held for twelve months or less, there will be a short-term capital gain or loss on sale or disposition. Finally, if the shares of our common stock are held for more than twelve months, there will be long-term capital gain or loss on sale or disposition.

INCENTIVE STOCK OPTIONS

         Incentive stock options may be granted only to our employees and employees of our subsidiaries.

         An employee will not recognize any taxable income upon the grant of an incentive stock option. An employee also will not recognize any taxable income upon the exercise of an incentive stock option provided that the employee (A) was an employee at all times beginning on the date the option was granted and ending on the date three months before the option was exercised, or one year in the case of a disabled employee, and (B) holds our common stock related to the option for at least two years after the date the option was granted and for at least one year after the date the option was exercised.

         Alternative Minimum Tax

         The exercise of an incentive stock option will result, however, in an item of income for purposes of determining the alternative minimum tax. Liability for tax under the alternative minimum tax rules will arise only if the employee's tax liability determined under the alternative minimum tax rules exceeds the employee's tax liability determined under the ordinary income tax rules. The exercise of an incentive stock option will give rise to an item of alternative minimum tax income to an employee in an amount equal to the excess of the fair market value of the shares of our common stock received on the date the option is exercised over the exercise price. Plan participants who exercise incentive stock options and receive shares of our common stock that are subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Internal Revenue Code are urged to consult their tax advisor concerning the application of the alternative minimum tax rules.

         Company Deduction

         We will not be entitled to a deduction for federal income tax purposes with respect to the grant of an incentive stock option to an employee under the Plan, the exercise of such option by the employee, or the sale of the shares of our common stock acquired through the exercise of such option by the employee subsequent to the expiration of the holding period.

         Basis

         The employee's tax basis in the shares of our common stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the shares of our common stock for which the exercise price is paid in stock, if permitted by the Committee pursuant to the Plan, is discussed below under the caption "Tax Implications Related to the Exercise of Stock Options With MigraTEC Common stock."

         Subsequent Sale or Disposition after Holding Period

         If the shares of our common stock acquired upon the exercise of an incentive stock option are sold after the expiration of the holding period, which is one year after grant and two years after exercise, upon the sale of such shares of our common stock, the employee will recognize a long-term capital gain, or loss, in an amount equal to the excess, or deficiency, of the sales price over the employee's basis, provided the shares are held as a capital asset by the employee.

DISQUALIFYING DISPOSITION BY EMPLOYEES

         If the shares of our common stock acquired upon the exercise of an incentive stock option are sold before the expiration of the holding period, the employee will recognize ordinary income in an amount equal to the lesser of (A) the excess of the fair market value of the shares of our common stock on the date of exercise over the exercise price, or (B) the amount realized on the sale of such stock over the exercise price.

         Capital Gain

         If the amount realized by an employee on the sale of the shares of our common stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the employee as a short-term or long-term capital gain, provided that the employee held the shares of our common stock as a capital asset.

         Company Deduction

         Upon the occurrence of a disqualifying disposition, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the employee, provided that the employee's compensation is reasonable and is otherwise within statutory limitations.

         Alternative Minimum Tax

         If an employee exercises an incentive stock option and sells the shares of our common stock related thereto in a disqualifying disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and alternative minimum tax will be the same, resulting in no additional alternative minimum tax liability. Conversely, if the employee sells shares of our common stock in a disqualifying disposition in a tax year subsequent to the tax year in which the incentive stock option was exercised, the employee will recognize alternative minimum tax income, as determined above, in the first taxable year, and ordinary taxable income, but not alternative minimum tax income, in the year in which the disposition was made.

         Exercise Following Employee's Death

         Under certain circumstances, shares of our common stock acquired upon exercise of an incentive stock option following the employee's death will receive the tax treatment described herein without regard to the holding period requirement.

TAX IMPLICATIONS RELATED TO THE EXERCISE OF STOCK OPTIONS WITH MIGRATEC COMMON STOCK

         The Plan permits, subject to the discretion of the Committee, the exercise price of stock options to be paid with shares of our common stock owned by the Plan participant. The Committee does not presently intend to allow the use of shares of our common stock that are substantially non-vested, i.e., nontransferable or subject to a substantial risk of forfeiture and for which a
Section 83(b) election has not been filed, to pay the exercise price of a stock option. Therefore, only shares of our common stock that are substantially vested may be used to pay the exercise price of a stock option.

         Nonqualified  Stock Options

         If a Plan participant pays the exercise price of a nonqualified stock option with shares of our common stock that are substantially vested, including, pursuant to proposed IRS regulations, stock obtained through the exercise of an incentive stock option and not held for the holding period, the Plan participant will not recognize any gain on the shares surrendered. With respect to the shares of our common stock received, that portion of the shares of our common stock equal in number to the shares of our common stock surrendered will have a basis equal to the basis of the shares surrendered. The excess shares received will be taxable to the Plan participant as ordinary compensation income in an amount equal to the fair market value (A) if the excess shares are substantially vested, as of the exercise date, or (B) if the excess shares are substantially non-vested, as of the applicable date. As used in this discussion, "applicable date" means the earlier of (A) the date the Plan participant disposes of the shares of our common stock issued under the terms of the Plan, or (B) the first date on which shares of our common stock issued under the terms of the Plan become substantially vested. The Plan participant's basis in those excess shares of our common stock will equal the amount of ordinary compensation income recognized by the Plan participant.

         Incentive Stock Options

         The tax consequences to an employee from using shares of our common stock to pay the exercise price of incentive stock options will depend on the status of the shares of our common stock acquired.

         If an employee pays the exercise price of an incentive stock option for stock that is substantially vested with shares of our common stock that are substantially vested, under proposed IRS regulations the employee will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the shares of our common stock received, that portion of the shares of our common stock equal in number to the shares of our common stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of our common stock received. The employee will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period of such shares will begin on the date of receipt thereof by the employee. Similarly, it appears that if the employee pays the exercise price for substantially non-vested shares of our common stock with shares of our common stock that are substantially vested, the tax consequences will be the same.

         If an employee exercises an incentive stock option granted pursuant to the Plan using shares of our common stock that were obtained through the exercise of an incentive stock option, whether granted under the Plan or under another one of our plans, and that have been held by the employee for the holding period for either substantially vested shares of our common stock or substantially non-vested shares of our common stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

         Conversely, if an employee exercises an incentive stock option granted pursuant to the Plan using shares of our common stock received upon the prior exercise of an incentive stock option, whether granted under the Plan or under another one of our plans, and the employee has not held that common stock for the holding period, under proposed IRS regulations the employee will have made a disqualifying disposition of the number of shares of our common stock used as payment for the exercise price of the incentive stock option. If the employee receives shares of our common stock that is substantially vested, the employee generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the shares of our common stock surrendered, determined as of the date the option relating to such shares of our common stock was exercised, over the exercise price of the shares surrendered. It is unclear whether, if the employee receives shares of our common stock that is substantially non-vested, the recognition of income will be deferred until the shares of our common stock becomes substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the employee plus the employee's basis in the shares surrendered, allocated equally among the shares received.

RESTRICTED SHARE AWARDS

Taxation of Plan Participants

         A Plan participant who receives a restricted share award will recognize ordinary income equal to the fair market value of the shares of our common stock received at the time the restrictions lapse, unless the Plan participant makes a
Section 83(b) election to report the fair market value of the shares of our common stock received as restricted stock as ordinary income at the time of receipt. If any amount is paid for the restricted stock, the Plan participant will include in income the excess of the fair market value of the shares of our common stock received over the amount, if any, paid for such shares, either at the time the restrictions lapse or when the Plan participant makes a Section 83(b) election.

Company Deduction

         We may deduct an amount equal to the income recognized by the Plan participant at the time the Plan participant recognizes the income, provided the Plan participant's compensation is reasonable, and otherwise within statutory limitations.

Basis

         The basis of the restricted stock in the hands of the Plan participant will be equal to the fair market value of the restricted stock on the date the Plan participant recognizes ordinary income as described above plus the amount of ordinary income recognized in excess of fair market value, if any amount is paid for the restricted stock in excess of fair market value.

Subsequent Sale or Disposition

         The restrictions placed on restricted stock do not permit sale or disposition until the restrictions lapse. Upon the sale or disposition of restricted stock after the restrictions lapse, a Plan participant will recognize taxable income or loss equal to the difference between the amount realized by the Plan participant on the disposition of the stock and the Plan participant's basis in the stock. The gain or loss will be taxable to the Plan participant as a capital gain or deductible by the Plan participant as a capital loss, either short-term or long-term, depending on the holding period of the restricted stock, provided that the Plan participant held the restricted stock as a capital asset.

Dividends

         During the period in which a Plan participant holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the Plan participant until the restrictions lapse, the dividends will be treated for tax purposes by the Plan participant and us in the following manner: (A) if the Plan participant makes a Section 83(b) election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the Plan participant when the restrictions lapse and we will not be entitled to a deduction and will not be required to withhold income tax, (B) if the Plan participant does not make a Section 83(b) election, the dividends will be taxed as compensation to the Plan participant when the restrictions lapse and will be deductible by us and subject to applicable federal income tax withholding at that time.

         If MigraTEC pays the dividends to the Plan participant prior to the lapse of the restrictions and the Plan participant makes a Section 83(b) election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by us. Conversely, if the Plan participant does not make a Section 83(b) election, the dividends will be taxable to the Plan participant as compensation at the time of payment and we will be entitled to a deduction.

         THE ABOVE TAX INFORMATION IS ONLY A BRIEF DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF RECEIPT AND/OR EXERCISE OF OPTIONS. IT IS BASED ON PRESENT FEDERAL TAX AND SECURITIES LAWS, REGULATIONS AND INTERPRETATIONS THEREOF AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FEDERAL TAX CONSEQUENCES. THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES MAY CHANGE IN THE EVENT OF A CHANGE IN THE INTERNAL REVENUE CODE OR REGULATIONS THEREUNDER OR INTERPRETATIONS THEREOF. IF AN OPTION HOLDER IS CONSIDERING EXERCISING AN OPTION, HE OR SHE SHOULD CONSULT A TAX ADVISOR CONCERNING THE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES OF SUCH EXERCISE.

                                NEW PLAN BENEFITS
                     MIGRATEC, INC. LONG-TERM INCENTIVE PLAN

           Name and                         Dollar Value        Number of Units
      Principal Position                    ------------        ---------------
      ------------------                        ($)(1)
W. Curtis Overstreet......................    2,715,000           1,500,000(2)
   President and Chief                        1,357,500             750,000(3)
   Executive Officer

T. Ulrich Brechbuhl.......................    1,086,000             600,000(4)
   Chief Financial Officer and Secretary

Rick J. Johnson...........................      678,750             375,000(2)
Operating Officer                               452,500             250,000(3)

Executive Officers as a group.............    6,289,750           3,475,000

Non-executive Directors as a group........      905,000             500,000(5)

Non-executive Employees as a group........    2,415,988           1,334,800(6)

-----------------


(1) Dollar value is calculated using the closing sale price reported by the OTC Bulletin Board on April 28, 2000, which was $1.81.


(2) Option to purchase common stock at $0.20 per share. One sixth vests July 31, 2000 and one sixth vests each six months thereafter. The option expires January 31, 2010.

(3) Option to purchase common stock at $0.75 per share. One sixth vests July 31, 2000 and one sixth vests each six months thereafter. The option expires January 31, 2010.

(4) Option to purchase common stock at $0.75 per share. One sixth vests August 22, 2000 and one sixth vests each six months thereafter. The option expires February 22, 2010.


(5) Two directors were granted options to purchase common stock at $0.20 per share, fully vested and immediately exercisable. The options expire January 31, 2010.


(6) Incentive stock options and non-qualified stock options to purchase common stock at exercise prices ranging from $0.20 to $2.87. Some of these options are fully vested and immediately exercisable; others vest incrementally over three years. All of these options expire ten years from the date of grant.

             THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                                  OTHER MATTERS

         The management of MigraTEC is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Any stockholder who wishes to present a proposal for action at the 2001 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by MigraTEC, must deliver such proposal to MigraTEC at its principal executive officers, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders; provided however, that in the event less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, in order to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which such notice of the date of the applicable annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first. For purposes of this paragraph, the date of a public disclosure includes, but is not limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document public filed by MigraTEC with the SEC pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To be in proper form, a stockholder's notice to the Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director:

         o the name, age, business address and residence address of such person;

         o        the principal occupation or employment of the person;

         o the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person and

         o any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act.

         The notice must also set forth as to the stockholder giving notice:

         o        the name and record address of such stockholder;

         o the class or series and number of shares of capital stock of MigraTEC that are owned beneficially or of record by such stockholder;

         o a description of all arrangements or understanding between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholders;

         o a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and

         o any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

                  Such notice must be accompanied by a written consent of each proposed nominee to being named as nominee and to serve as a director if elected.


                                               By Order of the Board,



                                               T. ULRICH BRECHBUHL
                                               Secretary

May 17, 2000

         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF MIGRATEC OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), dated as of __________, 2000, by and between MigraTEC, Inc., a Florida corporation ("MigraTEC") and MigraTEC - Delaware, Inc., a Delaware corporation ("Newco").


                                    RECITALS:

     WHEREAS, MigraTEC is a corporation organized and existing under the laws of the State of Florida;

     WHEREAS, Newco is a corporation organized and existing under the laws of the State of Delaware and is a wholly owned subsidiary of MigraTEC;

     WHEREAS, the parties hereto desire that MigraTEC merge with and into Newco and that Newco shall continue as the surviving corporation in such merger upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Florida and the laws of the State of Delaware (the "Merger").

     NOW THEREFORE, in consideration for the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:


                                    ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

     Section 1.1. Merger of MigraTEC into Newco. At the Effective Time of the Merger (as defined in Section 1.2 hereof), MigraTEC shall merge with and into Newco in accordance with the Florida Business Corporation Act of 1989 (the "FBCA") and the General Corporation Law of the State of Delaware (the "DGCL"). The separate existence of MigraTEC shall thereupon cease and Newco shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware under the name of MigraTEC - Delaware, Inc.

     Section 1.1. Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate articles of merger are filed with the Department of State of the State of Florida, and a certificate of merger is issued by the Department of State of Florida in accordance with the FBCA and (b) an appropriate certificate of merger is filed with the Secretary of the State of Delaware in accordance with the DGCL.

     Section 1.2. Effects of the Merger. At the Effective Time of the Merger, the Merger shall have the effects specified in the FBCA, the DGCL and this Merger Agreement.

     Section 1.3. Bylaws. At the Effective Time of the Merger, the Bylaws of Newco as in effect immediately prior to the Effective Time of the Merger shall become the Bylaws of the Surviving Corporation until duly amended in accordance with their terms and as provided by the DGCL.

     Section 1.4. Directors and Officers. At the Effective Time of the Merger, the directors and officers of Newco in office at the Effective Time of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify.


                                   ARTICLE II

                          CERTIFICATE OF INCORPORATION
                          OF THE SURVIVING CORPORATION

     At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Newco.


                                   ARTICLE III

                        CONVERSION AND EXCHANGE OF STOCK

     Section 3.1. Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

     (a) Each share of MigraTEC common stock, no par value per share ("MigraTEC Common Stock") issued and outstanding, or held in treasury, immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of Newco common stock, par value $0.001 per share ("Newco Common Stock").

     (b) Each share of MigraTEC Preferred Stock, none of which shall be issued and outstanding immediately prior to the Effective Time of the Merger, shall be canceled and retired for all purposes.

     (c) Each option to purchase shares of MigraTEC Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the number of shares of Newco Common Stock which is equal to the number of shares of MigraTEC Common Stock which the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable). The exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

     (d) Each warrant to purchase shares of MigraTEC Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to purchase, upon the same terms and conditions, the number of shares of Newco Common Stock which is equal to the number of shares of MigraTEC Common Stock which the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Time of the Merger (whether or not such warrant was then exercisable).

The exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

     (e) Each share of Newco Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by MigraTEC shall be canceled without any consideration being issued or paid therefor.

     Section 3.2. Exchange. (a) After the Effective Time of the Merger, each certificate theretofore representing issued and outstanding shares of MigraTEC Common Stock shall represent the same number of shares of Newco Common Stock, and each certificate theretofore representing issued and outstanding shares of MigraTEC Preferred Stock shall be canceled and retired for all purposes. No shares of Newco Preferred Stock shall be issued and outstanding by virtue of the Merger.

     (b) At any time on or after the Effective Time of the Merger, any holder of certificates theretofore evidencing ownership of shares of MigraTEC Common Stock will be entitled, upon surrender of such certificates to the transfer agent of the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the number of shares of Newco Common Stock, into which such MigraTEC Common Stock shall have been converted in the Merger. If any certificate representing shares of Newco Common Stock or Newco Preferred Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Newco Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.


                                   ARTICLE IV

                EMPLOYEE BENEFIT AND INCENTIVE COMPENSATION plans

     At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which MigraTEC is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of MigraTEC provides for the issuance or purchase of, or otherwise relates to, MigraTEC Common Stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Newco Common Stock.


                                    ARTICLE V

                                   CONDITIONS

     Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:


     Section 5.1. Shareholder Approval. This Merger Agreement and the Merger shall have been adopted and approved by the affirmative vote of a majority of the votes entitled to be cast by all shareholders entitled to vote on the record date fixed for determining the shareholders of MigraTEC entitled to vote thereon (the "Record Date"). This Agreement and the Merger shall also have been adopted and approved by MigraTEC as the holder of all the outstanding shares of Newco Common Stock prior to the Effective Time of the Merger.

     Section 5.2. Third Party Consents. MigraTEC shall have received all required consents to and approvals of the Merger.

     Section 5.3. Opinion as to Tax Matters. MigraTEC shall have received an opinion of Winstead Sechrest & Minick P.C., counsel to MigraTEC, with respect to the tax consequences of the Merger, in form and substance satisfactory to MigraTEC.


                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.1. Amendment. This Merger Agreement may be amended, modified or supplemented in whole or in part, at any time prior to the Effective Time of the Merger with the mutual consent of the Boards of Directors of the parties hereto; provided, however, that the Merger Agreement may not be amended after it has been adopted by the shareholders of MigraTEC in any manner which, in the judgment of the Board of Directors of MigraTEC, would have a material adverse effect on the rights of such shareholders or in any manner not permitted under applicable law.

     Section 6.2. Termination. This Merger Agreement may be terminated or abandoned by the parties hereto at any time prior to the filing of the certificate of merger notwithstanding approval of this Merger Agreement by the shareholders of either or both of MigraTEC or Newco.

     Section 6.3. Necessary Actions, etc. If at any date after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of MigraTEC, MigraTEC and its officers and directors at the Effective Time of the Merger shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of MigraTEC or otherwise to take any and all such action.

     Section 6.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

     Section 6.5. Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Merger Agreement.

     Section 6.6. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Florida shall mandatorily apply to the Merger.

     IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Merger Agreement, pursuant to authority duly given by their respective Boards of Directors, have caused this Merger Agreement to be duly executed.

                                        MIGRATEC, INC.



                                        By:
                                           -------------------------------------
                                           W. Curtis Overstreet
                                           President and Chief Executive Officer

Attest:



                                        MIGRATEC - DELAWARE, INC.



                                        By:
                                           -------------------------------------
                                           W. Curtis Overstreet
                                           Chief Executive Officer

Attest:

                                  CERTIFICATES


     The undersigned, Assistant Secretary of MigraTEC - Delaware, Inc., a Delaware corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of MigraTEC - Delaware, Inc., by its Chief Executive Officer and attested to by its Secretary, was duly submitted to the sole stockholder of MigraTEC - Delaware, Inc. for the purpose of considering and acting upon said Agreement and Plan of Merger, on the ____ day of __________, 2000, and at said meeting said Agreement and Plan of Merger was adopted by the sole stockholder of MigraTEC - Delaware, Inc., in accordance with the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the _____ day of _______________, 2000.



                                             -----------------------------------
                                             Assistant Secretary


     The undersigned, Assistant Secretary of MigraTEC, Inc., a Florida corporation, hereby certifies, pursuant to Section 252(c) of the General Corporation Law of the State of Delaware, that the foregoing Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of MigraTEC, Inc. by its President and attested to by its Secretary, was duly submitted to the shareholders of MigraTEC, Inc. at a meeting thereof called for the purpose of considering and acting upon said Agreement and Plan of Merger, held after due notice on the _____ day of __________, 2000, and that at said meeting said Agreement and Plan of Merger was adopted by the shareholders of MigraTEC, Inc. in accordance with the Florida Business Corporation Act of 1989.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the ____ day of ____________, 2000.



                                             -----------------------------------
                                             Assistant Secretary

                                                                       EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                             MIGRATEC-DELAWARE, INC.


         The undersigned natural person, acting as an incorporator of a corporation under the General Corporation Law of the State of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

                                    ARTICLE I

                                      NAME

         The name of the corporation is MigraTEC-Delaware, Inc. (the "Corporation").

                                   ARTICLE II

                                    DURATION

         The Corporation is to have perpetual existence.

                                   ARTICLE III

                                     PURPOSE

         The purpose for which the Corporation is organized is to engage in any and all lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                 CAPITALIZATION

          Section 1. The aggregate number of shares of stock which the Corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000) shares, of which Two Hundred Million (200,000,000) shall be shares of common stock, par value $0.001 per share (the "Common Stock"), and Fifty Million (50,000,000) shares shall be shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). The shares designated as common stock shall have identical rights and privileges in every respect.

         Section 2. Shares of Preferred Stock may be issued from time to time in one or more series, each of which is to have a distinctive serial designation as determined in the resolution or resolutions of the Board of Directors providing for the issuance of such Preferred Stock from time to time.

         Section 3.  Each series of Preferred Stock:

         (a)      may have such number of shares;

         (b)      may have such voting powers or may be without voting powers;

         (c) may be subject to redemption at such time or times and at such price;

         (d) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, or such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

         (e) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

         (f) may be made convertible into, or exchangeable for, shares of any other class or classes, or of any other series of the same class or of any other class or classes, of stock of the Corporation at such price or prices or at such rates of exchange, and with adjustments;

         (g) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

         (h) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issuance of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation of stock of any class; and

         (i) may have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

as in such instance is stated in the resolution or resolutions of the Board of Directors providing for the issuance of such Preferred Stock. Except where otherwise set forth in such resolution or resolutions the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

         Section 4. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes will, after the filing of a proper certificate with the Delaware Secretary of State, have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock and to any filing required by law.

         Section 5. (a) Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock, Common Stock will have the exclusive right to vote for the election of directors and for all other purposes. Each holder of Common Stock will be entitled to one vote for each share held.

         (b) Subject to all of the rights of Preferred Stock or any series thereof, the holders of Common Stock will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, in stock or otherwise.

         (c) Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and subject to the rights of the holders of Preferred Stock, the remaining net assets of the Corporation will be distributed pro rata to the holders of Common Stock in accordance with their respective rights and interests.


                                    ARTICLE V

                           DENIAL OF PREEMPTIVE RIGHTS

         Except as may be set forth in a written agreement executed by an authorized representative of the Corporation, no stockholder of the Corporation or other person shall have any preemptive right to purchase or subscribe to any shares of any class or any notes, debentures, options, warrants or other securities, now or hereafter authorized.

                                   ARTICLE VI

                              NONCUMULATIVE VOTING

         Directors shall be elected by plurality vote. No stockholder of the Corporation shall have the right to cumulate his votes in the election of directors.

                                   ARTICLE VII

                            REGISTERED OFFICE, AGENT

         The registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE VIII

                                INITIAL DIRECTORS

         The number of directors constituting the initial Board of Directors is five (5) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the stockholders, or until their successor or successors are elected and qualified are:

             W. Curtis Overstreet               Kevin C. Howe
             11494 Luna Road, Suite 100         11494 Luna Road, Suite 100
             Dallas, Texas  75232               Dallas, Texas  75232

             Richard A. Gray, Jr.               Drew R. Johnson
             11494 Luna Road, Suite 100         11494 Luna Road, Suite 100
             Dallas, Texas  75232               Dallas, Texas  75232

             Deane C. Watson, Jr.
             11494 Luna Road, Suite 100
             Dallas, Texas  75232


                                   ARTICLE IX

                               DIRECTOR LIABILITY

         To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article IX by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.

                                    ARTICLE X

                                 INDEMNIFICATION

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another Corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article X. The right to indemnification under this Article X shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article X by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.


                                   ARTICLE XI

                                     BYLAWS

         In furtherance of and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

                                   ARTICLE XII

                              ELECTION OF DIRECTORS

         Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                  ARTICLE XIII

                                  INCORPORATOR

         The name and address of the incorporator is:

                           T. Ulrich Brechbuhl
                           11494 Luna Road, Suite 100
                           Dallas, Texas  75232


         The undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is the act and deed of the undersigned and the facts stated herein are true, and accordingly the undersigned has hereunto set his hand this _____ day of ____________, 2000.


                                        ----------------------------------------
                                        T. Ulrich Brechbuhl
                                        Incorporator

                                                                       EXHIBIT C

                                 MIGRATEC, INC.
                            LONG-TERM INCENTIVE PLAN


         MIGRATEC, INC., a Florida corporation, (together with its predecessors, successors and assigns, the "Company"), hereby establishes and adopts the following Long-Term Incentive Plan (the "Plan").

                                    RECITALS:

         WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, consultants, officers and/or employees of the Company by increasing their proprietary interest in the Company's growth and success; and

         WHEREAS, to further these goals, the Company has formulated the Plan to authorize the granting of incentive awards through grants of stock options ("Options"), Restricted Share Awards and Dividend Equivalent Rights (as such terms are hereinafter defined) to those individuals whose judgment, initiative and efforts are responsible for the success of the Company;

         NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                    ARTICLE 1

                               PURPOSE OF THE PLAN

         1.1 PURPOSE. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, consultants, officers and employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership of the Company's shares of common stock, no par value per share (the "Shares"). Options granted under the Plan will be either "incentive share options" intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified share options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a Restricted Share Award, a Dividend Equivalent Right or any other award made under the terms of the Plan.

                                    ARTICLE 2

                            SHARES SUBJECT TO AWARDS

         2.1 NUMBER OF SHARES. Subject to the adjustment provisions of Section
7.9 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, Restricted Share Awards or Dividend Equivalent Rights, shall not exceed Seven Million (7,000,000). No Awards to purchase fractional Shares shall be granted or issued under the Plan.

         2.2 SHARES SUBJECT TO TERMINATED AWARDS. The Shares covered by any unexercised portions of terminated Options granted under Article 4, any Shares forfeited as provided in Article 5 and any Shares subject to Awards which are otherwise surrendered by the Participant (as hereinafter defined) without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan.

         2.3 CHARACTER OF SHARES. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

                                    ARTICLE 3

                         ELIGIBILITY AND ADMINISTRATION

         3.1 AWARDS TO EMPLOYEES, OFFICERS, DIRECTORS AND CONSULTANTS.

                  (a) Participants who receive Options under Article 4 hereof ("Optionees"), Restricted Share Awards under Article 5 hereof or Dividend Equivalent Rights under Article 6 hereof (in each case, a "Participant") shall consist of such employees, officers, directors and consultants of the Company or any of its subsidiaries or affiliates as the Committee (as defined in Section 3.2(a) hereinafter) shall select from time to time. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

                  (b) No Option which is intended to qualify as an "incentive share option" may be granted to any employee, officer, director or consultant who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as hereinafter defined) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.

         3.2 ADMINISTRATION.

                  (a) The Plan shall be administered by the Board of Directors of the Company or, upon the designation of the Board, by the Compensation Committee (the "Committee") of the Board of Directors. References herein to the Committee shall mean the Compensation Committee of the Board or such similar committee of the Board as designated by the Board of Directors or, in the absence of a Compensation Committee or any such designation of a similar committee, the Board of Directors of the Company. Any committee charged with administering the Plan shall have only such authority with respect to the making of Awards and the performing of other duties and responsibilities under the Plan as shall be delegated to such committee by the Board.

                  (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

                  (c) Subject to the provisions of the Plan, the Committee shall have authority to, in its sole discretion, interpret the provisions of the Plan and, subject to the requirements of applicable law, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. The Committee shall have the authority to, in its sole discretion, amend, rescind and alter the terms of any grant of Options or other Award under this Plan, provided that such amendment, rescission or alteration shall not adversely affect the rights of the Optionee or Award recipient as set forth in the applicable Option or Award agreement between the Company and the Optionee or Award recipient. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, directors, consultants, officers, employees, Optionees and Participants.

                                    ARTICLE 4

                                     OPTIONS

         4.1 GRANT OF OPTIONS. The Committee shall determine, within the limitations of the Plan, the directors, consultants, officers and employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive share options" or "nonqualified share options;" provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified share options."

         All Options granted pursuant to this Article 4 herein shall be authorized by the Committee and shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options which are intended to qualify as "incentive share options," are not inconsistent with Section 422 of the Code. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 may hold more than one Option granted pursuant to this Article 4 at the same time and may hold both "incentive share options" and "nonqualified share options" at the same time. To the extent that any Option does not qualify as an "incentive share option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified share option."

         4.2 OPTION PRICE. Subject to Section 3.1(b), the option price per each Share purchasable under any "incentive share option" granted pursuant to this
Article 4 shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per share of each Share purchasable under any "nonqualified share option" granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option or the then current Fair Market Value (as defined in Section 7.2 hereinafter).

         4.3 OTHER PROVISIONS. Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 7 hereof and any other applicable terms and provisions of the Plan.

                                    ARTICLE 5

                                RESTRICTED AWARDS

         5.1 RESTRICTED SHARE AWARDS.

                  (a) Grants of Restricted Shares. A grant of Shares made pursuant to this Article 5 is referred to as a "Restricted Share Award." The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms, restrictions and conditions relating to vesting, forfeiture, delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares being referred to herein as the "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

                  (b) Issuance of Restricted Shares. As soon as practicable on or after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company Shares, registered in the name of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the

         Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 5 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may, in the discretion of the Committee, be held in custody by the Company or its designee and shall bear a restrictive legend describing the applicable restrictions, terms and conditions.

                  (c) Shareholder Rights. Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 5.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

                  (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                  (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of any forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 8.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

         5.2 TERMS AND CONDITIONS OF RESTRICTED SHARES.

                  (a) Restrictions Affecting Restricted Shares. Subject to
         Section 5.2(b), Restricted Shares shall be subject to such restrictions, terms and conditions as shall be established by the Committee, including, but not limited to, restrictions relating to vesting, forfeiture, delivery and transfer (whether based on performance standards, periods of service or otherwise). Such restrictions, terms and conditions may be set forth in the Plan or in the Restricted Share Agreement entered into by and between the Company and the Participant.

                  (b) Waiver of Conditions or Restrictions. Notwithstanding anything contained in this Article 5 to the contrary, the Committee may, in its sole discretion, waive any restrictions, terms or conditions set forth in the Plan or in any Restricted Share Agreement under appropriate circumstances (which may include the death, disability or retirement of the Participant, or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions as the Committee shall deem appropriate.

                                    ARTICLE 6

                           DIVIDEND EQUIVALENT RIGHTS

         6.1 GRANT OF DIVIDEND EQUIVALENT RIGHTS. The Committee shall determine, within the limitations of the Plan, the directors, consultants, officers and employees of the Company and its subsidiaries and affiliates to whom Dividend Equivalent Rights are to be granted under the Plan. For purposes of the Plan, a "Dividend Equivalent Right" shall mean the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in the Award if the Shares were held by the holder to whom the Award is made. The Committee may grant a Dividend Equivalent Right, either as a component of another Award or as a separate Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company's common stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares covered by the Award been issued and outstanding on the dividend record date. The terms of any Dividend Equivalent Right awarded under this Plan shall be set forth in a written agreement (a "Dividend Equivalent Rights Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of any such Award need not be the same for each Participant receiving such Awards. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Fair Market Value (as hereinafter defined) at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. The Committee may provide that a Dividend Equivalent Right granted as a component of another Award shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain restrictions, terms and conditions different from such other Award.

                                    ARTICLE 7

                         GENERALLY APPLICABLE PROVISIONS

         7.1 OPTION PERIOD. Subject to Section 3.1(b), the period for which an Option is exercisable shall not exceed ten (10) years from the date such Option is granted. After the Option is granted, the option period may not be reduced.

         7.2 FAIR MARKET VALUE. Unless otherwise provided in Section 422 of the Internal Revenue Code of 1986, as amended, for the grant of an "incentive share option," if the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair

Market Value" of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotation System ("The Nasdaq Stock Market"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be either, in the sole discretion of the Committee, the average of the high and low sales price or the closing sales price, for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on The Nasdaq Stock Market and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on The Nasdaq Stock Market or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

         7.3 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, as provided in Sections 7.6 and 7.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at their Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

         7.4 NON-TRANSFERABILITY OF OPTIONS. Without the prior written consent of the Company, no Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee or his duly appointed guardian or legal representative. Notwithstanding the foregoing or any other provisions contained in this Plan, a nonqualified Share Option Agreement may provide that the Optionee may transfer the option and all rights and privileges evidenced by the Share Option Agreement to (i) members of Optionee's immediate family (i.e., Optionee's spouse, or the children, grandchildren or parents of Optionee or Optionee's spouse) (any such person referred to herein as a "Family Member"), (ii) one or more trusts for the benefit of any Family Member, and (iii) any partnership whose only partners are Family Members (any person or entity referred to in clauses (i), (ii) or (iii) above being a "Permitted Transferee"), provided that (a) no consideration may be paid for the transfer of the option or other rights or privileges evidenced by the Share Option Agreement and (b) any Permitted Transferee who is the transferee of any option will remain subject to all conditions (including the transfer restrictions) which were applicable to the Option and the rights and privileges evidenced by the Plan and the Share Option Agreement prior to the transfer to such Permitted Transferee.

         7.5 TERMINATION OF SERVICE. If the service of the Optionee is terminated for any reason other than (1) Disability (as hereinafter defined) of the Optionee, (2) death of the Optionee, or (3) for cause, in accordance with any applicable employment or engagement agreement in effect between the Optionee and the Company; or if no such agreement is in effect, as determined by the Committee in its sole and absolute discretion, an Option (to the extent exercisable on the date of such termination) shall be exercisable by the Optionee at any time within (i) ninety (90) days after such termination if the Optionee is a non-director employee or a consultant, or (ii) one year after such termination if the Optionee is a director, unless such Option terminates prior to such time; provided, however, that the Committee may, in its sole discretion, on a case by case basis, extend the period during which any such Option must be exercised. If the Optionee's service with the Company is terminated for cause, any Option(s) granted to him will automatically terminate as of the time of such cessation of service.

         7.6 DEATH. If the Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within one (1) year after the death of the Optionee, unless earlier terminated pursuant to its terms; provided, however, that if the term of such Option would expire by its terms within six (6) months after the Optionee's death, the term of such Option shall be extended until six (6) months after the Optionee's death; provided further, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 3.1(b)(ii) or 7.1 above.

         7.7 DISABILITY. If the Optionee's service is terminated by reason of the Optionee's Disability, an Option (to the extent exercisable on the date of the Optionee's termination of service by reason of Disability) shall be exercisable by the Optionee at any time prior to the expiration of the Option or within one (1) year after the date of such termination of service, whichever is the shorter period. As used herein, the term "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six (6) months. The determination of whether or not an Optionee's service is terminated by reason of Disability shall be in the sole and absolute discretion of the Committee. An individual shall not be considered Disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

         7.8 AMENDMENT AND MODIFICATION OF THE PLAN. The Compensation Committee of the Board of Directors of the Company or, in the absence of a Compensation Committee, the Board of Directors of the Company, may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant under any Award previously granted without such Optionee's or Participant's consent.

         7.9 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that a dividend payable in Shares or a share split shall be hereinafter declared upon the Shares, the number of Shares then subject to any Option hereunder and the number of Shares reserved for issuance pursuant to the Plan but not yet covered by an Option shall be adjusted by adding to each such Share the number of shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining the shareholders entitled to receive such share dividend or share split. In the event that the outstanding Shares shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, share split, combination of shares, merger, consolidation, combination, spin-off, repurchase or exchange of Shares, then there shall be substituted for each Share subject to any such Option and for each Share reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of common stock or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged. In the event there shall be any change, other than as specified above in this Section 7.9, in the number or kind of outstanding Shares or of any shares of common stock or other securities into which Shares shall have been changed or for which they shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the Shares then subject to an Option or Options, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Share Option Agreement. In the case of any such substitution or adjustment as provided for in this Section, the option price in each Share Option Agreement for each Share covered thereby prior to such substitution or adjustment will be the option price for all shares of common stock or other securities which shall have been substituted for such Share or to which such adjustment provided for in this Section 7.9 shall be made, in accordance with Section 424(a) of the Code. No adjustment or substitution provided for in this Section 7.9 shall require the Company pursuant to any Share Option Agreement to sell a fractional Share, and the total substitution or adjustment with respect to each Share Option Agreement shall be limited accordingly.

         7.10 LAPSE OF RESTRICTIONS IN THE EVENT OF A CHANGE IN CONTROL. A "Change in Control" for purposes of this Plan shall mean (i) the dissolution or liquidation of the Company, (ii) any sale or other disposition of all or substantially all of the assets of the Company or (iii) the consummation of any merger or consolidation of the Company if the shareholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than Options and other rights to acquire equity securities) possessing less than fifty and one-tenth percent (50.1%) of the voting power of the surviving or acquiring corporation.

                  (a) Change in Control With Provision Being Made Therefor. If provision be made in writing in connection with a Change in Control for the assumption and continuance of any Option granted under the Plan, or the substitution for such Option of a new option covering the shares of the successor employer corporation, with appropriate adjustment as to number and kind of shares and prices, the Option granted under the Plan, or the new Option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

                  (b) Change in Control Without Provision Being Made Therefor. In the event provision is not made in connection with a Change in Control for the continuance and assumption of any Option granted under the Plan or for the substitution of any Option covering the shares of the successor employer corporation, then, subject to the $100,000 annual limitation with respect to incentive stock options, the holder of any such Option shall be entitled, prior to the effective date of any such Change in Control and for six months thereafter, to purchase the full number of shares not previously exercised under such Option, without regard to the periods of exercisability of such Option established by the Committee and set forth in the Share Option Agreement evidencing such Option if (and only if) such Option has not at that time expired or been terminated.

                  (c) Adjustments. All adjustments under this Section 7.10 shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive for all purposes of the Plan and of each Share Option Agreement, Restricted Share Agreement and Dividend Equivalent Rights Agreement.

         7.11 QUALIFICATION OF THE PLAN. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

                                    ARTICLE 8

                                  MISCELLANEOUS

         8.1 TAX WITHHOLDING. The Company shall notify an Optionee or Participant of any income tax withholding requirements arising as a result of the grant of any Award, exercise of an Option or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee or Participant such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant to pay such withholding taxes. If the Optionee or Participant shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations.

         8.2 RIGHT OF DISCHARGE RESERVED. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any officer, employee, director, consultant or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such officer, employee, director, consultant or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the officer, employee, director or consultant.

         8.3 NATURE OF PAYMENTS. All Awards made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Optionee or Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the directors of the applicable subsidiary or affiliate of the Company.

         8.4 COMPLIANCE WITH SECURITIES LAW.

                  (a) The grant of Options and the issuance of Shares upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of Shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the Shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the

         Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (b) This Plan is intended to comply in all respects with Rule 16b-3 promulgated under the Securities Act of 1934, as amended (the "Exchange Act"), with respect to Participants who are subject to
         Section 16 of the Exchange Act, and any provision herein that is contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Committee or the Company's Board of Directors.

         8.5 INDEMNIFICATION OF COMMITTEE. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled, without further act on his part, to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit, or proceeding, such Committee member shall have offered the Company, in writing, the opportunity to handle and defend the same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee shall be entitled as a matter of law, contract, or otherwise.

         8.6 SEVERABILITY. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

         8.7 GENDER AND NUMBER. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

         8.8 GOVERNING LAW. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

         8.9 TERMINATION OF PLAN. Awards may be granted under the Plan at any time and from time to time on or prior to February 22, 2010, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

         8.10 CAPTIONS. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

         8.11 DATE. The Plan shall be dated as of January 31, 2000.

                                 MIGRATEC, INC.
P
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 23, 2000
R


     The undersigned hereby appoints W. Curtis Overstreet and/or T. Ulrich
O Brechbuhl, his true and lawful agent and proxy with full power of substitution, to represent the undersigned at the annual meeting
X of stockholders of MigraTEC, Inc., to be held at the Dallas Omni Hotel Park West, located at 1590 LBJ Freeway, Dallas, Texas 75234, on Friday,
Y June 23, 2000, and at any adjournments thereof, on all matters coming before said meeting.


     Election of Directors, Nominees:

     Kevin C. Howe, Richard A. Gray, Jr., Drew R. Johnson, W. Curtis Overstreet and Deane C. Watson, Jr.


     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR ELECTION OF DIRECTORS. PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                            SEE REVERSE
                                                               SIDE



     Please mark your
[x]  votes as in this
     example.



                      FOR         WITHHELD
                  all Nominees    from all
                   (except as     Nominees                      FOR    AGAINST    ABSTAIN
                  noted below)
1. Election of                               2. Proposal to                               5. In their discretion, the
   Directors         [ ]            [ ]         approve the     [ ]      [ ]        [ ]      Proxies are authorized to
   (see reverse).                               MigraTEC, Inc.                               vote upon such other
                                                Long-Term                                    business as may properly
                                                Incentive Plan                               come before the meeting

                                             3. Proposal to     [ ]      [ ]        [ ]
                                                approve the
                                                creation of
                                                blank check
                                                preferred stock

For all nominees, except vote withheld       4. Proposal to
from the following nominee(s):                  approve the     [ ]      [ ]        [ ]
                                                reincorporation
---------------------------------------         from Florida to
                                                Delaware



SIGNATURE(S)                                      DATE
            -------------------------------------      ---------

SIGNATURE(S)                                      DATE
            -------------------------------------      ---------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.